Exhibit 99.1

MATTEL, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

CONTINUING OPERATIONS—PRO FORMA BEFORE CHARGES AND AMORTIZATION OF GOODWILL

	2000				2001				2002				2003
(In millions, except per share amounts)	1 Qtr	2 Qtr	3 Qtr	4 Qtr	1 Qtr	2 Qtr	3 Qtr	4 Qtr	1 Qtr	2 Qtr	3 Qtr	4 Qtr	1 Qtr	2 Qtr
Key P&L Data:
Net Sales	$679.6	$803.0	$1,549.6	$1,533.3	$715.2	$836.2	$1,575.3	$1,561.2	$742.0	$804.4	$1,669.4	$1,669.5	$745.3	$769.0
Gross Profit	$299.9	$348.3	$703.7	$719.9	$316.6	$367.6	$745.5	$747.4	$335.9	$358.2	$841.3	$836.0	$369.7	$358.7
% of Net Sales	44.1%	43.4%	45.4%	47.0%	44.3%	44.0%	47.3%	47.9%	45.3%	44.5%	50.4%	50.1%	49.6%	46.6%
Advertising	$76.8	$83.0	$186.5	$227.2	$79.4	$84.9	$174.9	$204.1	$82.7	$82.9	$187.0	$199.9	$83.8	$80.8
% of Net Sales	11.3%	10.3%	12.0%	14.8%	11.1%	10.2%	11.1%	13.1%	11.1%	10.3%	11.2%	12.0%	11.3	10.5%
SG&A	$203.9	$221.6	$223.5	$266.4	$207.8	$220.5	$236.2	$293.7	$211.9	$216.8	$281.8	$326.5	$221.7	$223.1
% of Net Sales	30.0%	27.6%	14.4%	17.4%	29.1%	26.4%	15.0%	18.8%	28.6%	26.9%	16.9%	19.6%	29.7%	29.0%
Operating Income Before Charges & Goodwill	$19.2	$43.7	$293.7	$226.3	$29.4	$62.2	$334.4	$249.6	$41.3	$58.5	$372.5	$309.6	$64.2	$54.8
% of Net Sales	2.8%	5.5%	19.0%	14.8%	4.1%	7.4%	21.2%	16.0%	5.6%	7.3%	22.3%	18.5%	8.6%	7.1%
Income/(Loss) Before Charges & Goodwill	$2.0	$13.4	$183.4	$129.7	$(3.8)	$18.5	$216.7	$154.9	$10.3	$29.6	$256.7	$190.3	$40.8	$30.9
% of Net Sales	0.3%	1.7%	11.8%	8.5%	-0.5%	2.2%	13.7%	10.0%	1.4%	3.7%	15.4%	11.4%	5.5%	4.0%
EPS Before Charges—Diluted	$0.01	$0.03	$0.43	$0.30	$(0.01)	$0.04	$0.50	$0.35	$0.02	$0.07	$0.58	$0.43	$0.09	$0.07
Avg. Number of Common Shares—Diluted	425.5	427.8	426.9	428.5	429.9	430.9	436.3	437.5	432.6	442.2	442.2	442.2	443.9	445.5

Key Balance Sheet Data:
Accounts Receivable, Net	$873.0	$1,042.6	$1,428.2	$794.5	$862.9	$927.6	$1,561.8	$665.8	$658.4	$729.3	$1,373.0	$490.8	$531.0	$603.7
Days of Sales Outstanding (DSO)	102	122	83	47	99	102	89	38	80	82	74	26	64	71
Inventories	$522.3	$633.5	$655.7	$489.7	$574.0	$692.8	$739.7	$487.5	$488.4	$568.3	$573.8	$338.6	$394.8	$540.4
Days of Supply (DOS)	97	74	73	106	98	73	77	107	95	59	64	74	82	54
Total Debt Outstanding	$1,834.2	$2,105.4	$2,013.2	$1,501.5	$1,777.9	$1,873.8	$2,001.1	$1,269.1	$1,255.4	$1,251.3	$1,118.0	$847.6	$839.1	$815.7
Total Debt-to-Total Capitalization	51.3%	55.4%	60.6%	51.7%	55.9%	57.1%	55.4%	42.2%	45.1%	44.3%	37.9%	30.0%	29.3%	28.0%

Worldwide Gross Sales:
Mattel Brands	$452.3	$520.4	$1,051.9	$963.9	$479.2	$556.9	$1,073.9	$983.4	$525.3	$541.0	$1,124.9	$1,045.1	$532.3	$494.7
% Change	1%	3%	1%	5%	6%	7%	2%	2%	10%	-3%	5%	6%	1%	-9%
Fisher-Price Brands	242.6	305.5	560.9	524.2	242.6	316.2	578.1	481.0	225.5	296.7	629.4	548.3	233.3	295.6
% Change	3%	1%	-1%	1%	0%	4%	3%	-8%	-7%	-6%	9%	14%	3%	0%
American Girl Brands	43.4	35.8	51.5	193.3	49.4	37.9	52.0	201.5	50.6	42.8	57.3	199.5	46.4	41.6
% Change	-2%	5%	8%	12%	14%	6%	1%	4%	2%	13%	10%	-1%	-8%	-3%
Other	0.7	6.0	8.7	4.0	3.6	3.7	1.0	12.2	3.9	2.5	4.4	16.1	0.5	1.3

Gross Sales	$739.0	$867.7	$1,673.0	$1,685.4	$774.8	$914.7	$1,705.0	$1,678.1	$805.3	$883.0	$1,816.0	$1,809.0	$812.5	$833.2
% Change	0%	2%	0%	5%	5%	5%	2%	0%	4%	-3%	7%	8%	1%	-6%
Sales Adjustments	(59.4)	(64.7)	(123.4)	(152.1)	(59.6)	(78.5)	(129.7)	(116.9)	(63.3)	(78.6)	(146.6)	(139.5)	(67.2)	(64.2)

Net Sales	$679.6	$803.0	$1,549.6	$1,533.3	$715.2	$836.2	$1,575.3	$1,561.2	$742.0	$804.4	$1,669.4	$1,669.5	$745.3	$769.0

% Change	1%	1%	-1%	4%	5%	4%	2%	2%	4%	-4%	6%	7%	0%	-4%

Note—Certain financial information for prior years has been reclassified to conform to the current year’s presentation.

MATTEL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

PRO FORMA—BEFORE CHARGES AND AMORTIZATION OF GOODWILL

	2000								2001
	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter		1st Quarter		2nd Quarter		3rd Quarter		4th Quarter
(In millions, except per share amounts)	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales
Net Sales	$679.6		$803.0		$1,549.6		$1,533.3		$715.2		$836.2		$1,575.3		$1,561.2
Cost of sales	379.7	55.9%	454.7	56.6%	845.9	54.6%	813.4	53.0%	398.6	55.7%	468.6	56.0%	829.8	52.7%	813.8	52.1%

Gross Profit	299.9	44.1%	348.3	43.4%	703.7	45.4%	719.9	47.0%	316.6	44.3%	367.6	44.0%	745.5	47.3%	747.4	47.9%
Advertising and promotion expenses	76.8	11.3%	83.0	10.3%	186.5	12.0%	227.2	14.8%	79.4	11.1%	84.9	10.2%	174.9	11.1%	204.1	13.1%
Other selling and administrative expenses	203.9	30.0%	221.6	27.6%	223.5	14.4%	266.4	17.4%	207.8	29.1%	220.5	26.4%	236.2	15.0%	293.7	18.8%

Operating Income Before Charges & Goodwill	19.2	2.8%	43.7	5.5%	293.7	19.0%	226.3	14.8%	29.4	4.1%	62.2	7.4%	334.4	21.2%	249.6	16.0%
Interest expense	24.4	3.6%	35.9	4.5%	42.6	2.8%	50.1	3.3%	34.9	4.9%	39.6	4.7%	39.5	2.5%	41.1	2.6%
Interest (income)	(3.1)	-0.5%	(3.9)	-0.5%	(1.8)	-0.1%	(2.2)	-0.1%	(3.4)	-0.5%	(4.9)	-0.6%	(3.5)	-0.2%	(3.7)	-0.2%
Other non-operating (income)/expense, net	(4.9)	-0.7%	(6.7)	-0.8%	0.8	0.0%	0.1	0.0%	3.1	0.4%	2.0	0.2%	0.1	0.0%	(1.0)	-0.1%

Income (Loss) Before Income Taxes	2.8	0.4%	18.4	2.3%	252.1	16.3%	178.3	11.6%	(5.2)	-0.7%	25.5	3.1%	298.3	18.9%	213.2	13.7%
Provision (benefit) for income taxes	0.8	0.1%	5.0	0.6%	68.7	4.5%	48.6	3.1%	(1.4)	-0.2%	7.0	0.9%	81.6	5.2%	58.3	3.7%

Income (Loss) Before Charges & Goodwill	$2.0	0.3%	$13.4	1.7%	$183.4	11.8%	$129.7	8.5%	$(3.8)	-0.5%	$18.5	2.2%	$216.7	13.7%	$154.9	10.0%

Effective Tax Rate	27.3%		27.3%		27.3%		27.3%		27.4%		27.4%		27.4%		27.4%
EPS Before Charges—Basic	$0.01		$0.03		$0.43		$0.30		$(0.01)		$0.04		$0.50		$0.36
Avg. Number of Common Shares—Basic	425.5		425.8		426.4		426.9		429.9		430.9		431.2		431.8
EPS Before Charges—Diluted	$0.01		$0.03		$0.43		$0.30		$(0.01)		$0.04		$0.50		$0.35
Avg. Number of Common Shares—Diluted	425.5		427.8		426.9		428.5		429.9		430.9		436.3		437.5

	2002								2003
	1st Quarter		2nd Quarter		3rd Quarter		4th Quarter		1st Quarter		2nd Quarter
	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales	$ Amt	% Net Sales

Net Sales	$742.0		$804.4		$1,669.4		$1,669.5		$745.3		$769.0
Cost of sales	406.1	54.7%	446.2	55.5%	828.1	49.6%	833.5	49.9%	375.6	50.4%	410.3	53.4%

Gross Profit	335.9	45.3%	358.2	44.5%	841.3	50.4%	836.0	50.1%	369.7	49.6%	358.7	46.6%
Advertising and promotion expenses	82.7	11.1%	82.9	10.3%	187.0	11.2%	199.9	12.0%	83.8	11.3%	80.8	10.5%
Other selling and administrative expenses	211.9	28.6%	216.8	26.9%	281.8	16.9%	326.5	19.6%	221.7	29.7%	223.1	29.0%

Operating Income Before Charges & Goodwill	41.3	5.6%	58.5	7.3%	372.5	22.3%	309.6	18.5%	64.2	8.6%	54.8	7.1%
Interest expense	29.6	4.0%	29.1	3.6%	26.6	1.6%	28.6	1.7%	17.4	2.3%	18.2	2.4%
Interest (income)	(3.9)	-0.5%	(4.5)	-0.6%	(5.2)	-0.3%	(4.1)	-0.2%	(6.4)	-0.9%	(5.3)	-0.7%
Other non-operating (income)/expense, net	1.5	0.2%	(6.7)	-0.8%	(1.5)	-0.1%	22.6	1.3%	(3.0)	-0.4%	(0.9)	-0.1%

Income (Loss) Before Income Taxes	14.1	1.9%	40.6	5.1%	352.6	21.1%	262.5	15.7%	56.2	7.6%	42.8	5.5%
Provision (benefit) for income taxes	3.8	0.5%	11.0	1.4%	95.9	5.7%	72.2	4.3%	15.4	2.1%	11.9	1.5%

Income (Loss) Before Charges & Goodwill	$10.3	1.4%	$29.6	3.7%	$256.7	15.4%	$190.3	11.4%	$40.8	5.5%	$30.9	4.0%

Effective Tax Rate	27.2%		27.2%		27.2%		27.5%		27.3%		27.8%
EPS Before Charges—Basic	$0.02		$0.07		$0.59		$0.44		$0.09		$0.07
Avg. Number of Common Shares—Basic	432.6		436.1		437.0		437.4		438.3		439.7
EPS Before Charges—Diluted	$0.02		$0.07		$0.58		$0.43		$0.09		$0.07
Avg. Number of Common Shares—Diluted	432.6		442.2		442.2		442.2		443.9		445.5

CONDENSED CONSOLIDATED BALANCE SHEETS

	2000				2001
(In millions)	At 3/31	At 6/30	At 9/30	At 12/31	At 3/31	At 6/30	At 9/30	At 12/31

Assets
Cash and short-term investments	$214.9	$129.7	$95.8	$232.4	$74.3	$40.7	$65.7	$616.6
Accounts receivable, net	873.0	1,042.6	1,428.2	794.5	862.9	927.6	1,561.8	665.8
Inventories	522.3	633.5	655.7	489.7	574.0	692.8	739.7	487.5
Prepaid expenses and other current assets	196.8	206.7	250.4	189.8	188.9	182.0	181.5	291.9

Total current assets	1,807.0	2,012.5	2,430.1	1,706.4	1,700.1	1,843.1	2,548.7	2,061.8
Property, plant and equipment, net	693.7	678.6	662.2	647.8	623.6	618.4	613.8	626.7
Other assets	1,728.9	1,716.2	1,698.5	1,902.6	1,879.9	1,914.5	1,859.1	1,821.3
Net investment in discontinued operations	318.7	378.6	25.0	11.5	—	—	—	—

Total Assets	$4,548.3	$4,785.9	$4,815.8	$4,268.3	$4,203.6	$4,376.0	$5,021.6	$4,509.8

Liabilities and Stockholders’ Equity
Short-term borrowings	$848.7	$1,220.2	$737.5	$226.4	$518.5	$620.1	$735.1	$38.1
Current portion of long-term liabilities	2.8	2.7	2.6	32.7	32.6	62.6	244.9	210.1
Accounts payable and accrued liabilities	632.6	638.6	1,279.5	997.3	664.9	723.5	1,041.9	1,078.2
Income taxes payable	164.5	163.4	47.8	200.9	176.1	182.5	197.0	239.8

Total current liabilities	1,648.6	2,024.9	2,067.4	1,457.3	1,392.1	1,588.7	2,218.9	1,566.2
Long-term debt	982.7	882.5	1,273.1	1,242.4	1,226.8	1,191.1	1,021.1	1,020.9
Other long-term liabilities	172.5	182.7	167.2	165.5	179.4	189.3	171.4	184.2
Stockholders’ equity	1,744.5	1,695.8	1,308.1	1,403.1	1,405.3	1,406.9	1,610.2	1,738.5

Total Liabilities and Stockholders’ Equity	$4,548.3	$4,785.9	$4,815.8	$4,268.3	$4,203.6	$4,376.0	$5,021.6	$4,509.8

	2002				2003
	At 3/31	At 6/30	At 9/30	At 12/31	At 3/31	At 6/30

Assets
Cash and short-term investments	$246.7	$171.8	$196.4	$1,267.0	$768.4	$582.8
Accounts receivable, net	658.4	729.3	1,373.0	490.8	531.0	603.7
Inventories	488.4	568.3	573.8	338.6	394.8	540.4
Prepaid expenses and other current assets	260.8	268.8	227.2	292.6	236.2	258.7

Total current assets	1,654.3	1,738.2	2,370.4	2,389.0	1,930.4	1,985.6
Property, plant and equipment, net	605.1	602.3	596.3	599.6	588.4	604.3
Other assets	1,572.1	1,617.6	1,529.7	1,471.1	1,468.1	1,492.0
Net investment in discontinued operations	—	—	—	0.0	0.0	0.0

Total Assets	$3,831.5	$3,958.1	$4,496.4	$4,459.7	$3,986.9	$4,081.9

Liabilities and Stockholders’ Equity
Short-term borrowings	$28.2	$31.9	$95.5	$25.2	$17.1	$23.9
Current portion of long-term liabilities	206.5	228.9	382.2	182.3	182.1	162.2
Accounts payable and accrued liabilities	673.0	755.5	1,152.3	1,238.3	757.2	806.8
Income taxes payable	204.7	208.9	227.0	203.0	172.7	163.9

Total current liabilities	1,112.4	1,225.2	1,857.0	1,648.8	1,129.1	1,156.8
Long-term debt	1,020.7	990.5	640.3	640.1	639.9	629.6
Other long-term liabilities	169.9	171.5	167.4	192.1	196.0	202.6
Stockholders’ equity	1,528.5	1,570.9	1,831.7	1,978.7	2,021.9	2,092.9

Total Liabilities and Stockholders’ Equity	$3,831.5	$3,958.1	$4,496.4	$4,459.7	$3,986.9	$4,081.9

Note—Certain financial information for prior years has been reclassified to conform to the current year’s presentation.

MATTEL, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

CONTINUING OPERATIONS—PRO FORMA BEFORE CHARGES AND AMORTIZATION OF GOODWILL

	2000				2001				2002				2003
(In millions)	1 Qtr	2 Qtr	3 Qtr	4 Qtr	1 Qtr	2 Qtr	3 Qtr	4 Qtr	1 Qtr	2 Qtr	3 Qtr	4 Qtr	1 Qtr
Segment Revenues:
Domestic
Mattel Brands	$292.3	$337.2	$685.4	$575.5	$306.4	$328.8	$672.7	$509.4	$310.9	$297.6	$653.5	$528.0	$293.8
Fisher-Price Brands	183.7	235.1	424.8	389.4	186.2	244.4	456.1	347.5	172.3	228.5	488.7	392.7	165.8
American Girl Brands	43.4	35.8	51.5	193.3	49.4	37.9	52.0	201.5	50.6	42.8	57.3	199.5	46.4

	519.4	608.1	1,161.7	1,158.2	542.0	611.1	1,180.8	1,058.4	533.8	568.9	1,199.5	1,120.2	506.0
International	219.6	259.6	511.3	527.2	232.8	303.6	524.2	619.7	271.5	314.1	616.5	688.8	306.5

Total Company Gross Sales	739.0	867.7	1,673.0	1,685.4	774.8	914.7	1,705.0	1,678.1	805.3	883.0	1,816.0	1,809.0	812.5
Sales Adjustments	(59.4)	(64.7)	(123.4)	(152.1)	(59.6)	(78.5)	(129.7)	(116.9)	(63.3)	(78.6)	(146.6)	(139.5)	(67.2)

Net Sales	$679.6	$803.0	$1,549.6	$1,533.3	$715.2	$836.2	$1,575.3	$1,561.2	$742.0	$804.4	$1,669.4	$1,669.5	$745.3

Segment Income
Domestic
Mattel Brands	$40.0	$49.5	$172.7	$139.2	$48.8	$62.8	$188.4	$120.5	$56.5	$57.0	$196.3	$136.2	$69.8
Fisher-Price Brands	5.7	14.9	70.9	61.6	3.8	15.0	85.2	53.0	1.6	12.8	98.6	74.0	1.3
American Girl Brands	(9.3)	(10.1)	(4.1)	59.8	(9.9)	(8.9)	(4.1)	56.2	(0.9)	(3.7)	3.6	59.1	(1.7)

	36.4	54.3	239.5	260.6	42.7	68.9	269.5	229.7	57.2	66.1	298.5	269.3	69.4
International	(14.3)	7.8	72.0	88.1	(10.8)	5.8	81.0	122.3	4.9	15.9	130.8	153.4	19.3

	22.1	62.1	311.5	348.7	31.9	74.7	350.5	352.0	62.1	82.0	429.3	422.7	88.7
Corporate and other expense	(2.9)	(18.4)	(17.8)	(122.4)	(2.5)	(12.5)	(16.1)	(102.4)	(20.8)	(23.5)	(56.8)	(113.1)	(24.5)

Operating Income Before Charges & Goodwill	$19.2	$43.7	$293.7	$226.3	$29.4	$62.2	$334.4	$249.6	$41.3	$58.5	$372.5	$309.6	$64.2

Gross Sales by Geographic Area:
Domestic	$519.4	$608.1	$1,161.7	$1,158.2	$542.0	$611.1	$1,180.8	$1,058.4	$533.8	$568.9	$1,199.5	$1,120.2	$506.0
% Change	4%	7%	2%	4%	4%	0%	2%	-9%	-2%	-7%	2%	6%	-5%
International	$219.6	$259.6	$511.3	$527.2	$232.8	$303.6	$524.2	$619.7	$271.5	$314.1	$616.5	$688.8	$306.5
% Change	-6%	-9%	-5%	6%	6%	17%	3%	18%	17%	3%	18%	11%	13%
% of Total Gross Sales	30%	30%	31%	31%	30%	33%	31%	37%	34%	36%	34%	38%	38%

Note—Certain financial information for prior years has been reclassified to conform to the current year’s presentation.